UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06444

Legg Mason Partners Equity Trust

(Exact name of registrant as specified in charter)

55 Water Street, New York, NY 10041

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: September 30

Date of reporting period: September 30, 2011

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

September 30, 2011

Annual Repor t

Legg Mason

ClearBridge

Small Cap

Value Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Legg Mason ClearBridge Small Cap Value Fund

Fund objective

The Fund seeks long-term capital growth.

Letter from the chairman

Dear Shareholder,

We are pleased to provide the annual report of Legg Mason ClearBridge Small Cap Value Fund for the twelve-month reporting period ended September 30, 2011. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/individualinvestors. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

October 28, 2011

Legg Mason ClearBridge Small Cap Value Fund	III

Investment commentary

Economic review

Although the U.S. economy continued to grow over the twelve months ended September 30, 2011, the pace of the expansion was disappointing, which resulted in a significant shift in investor sentiment. Looking back, beginning in the fourth quarter of 2010, fears regarding moderating economic growth were replaced with optimism for a strengthening economy in 2011. However, as the reporting period progressed, weakening economic data, the downgrading of U.S. government securities by Standard & Poor’s (“S&P”) and the European debt crisis resulted in increased investor risk aversion. For the twelve-month reporting period as a whole, U.S. equities produced a modest gain.

U.S. gross domestic product (“GDP”)i growth, as reported by the U.S. Department of Commerce, has been less robust than during most other periods exiting a severe recession. GDP growth was 2.3% during the fourth quarter of 2010 and 3.0% for calendar 2010 as a whole. The Commerce Department then reported that first and second quarter 2011 GDP growth were 0.4% and 1.3%, respectively. This moderation in growth during the first half of the calendar year was due to a variety of factors, including less robust export activity and a deceleration in consumer spending given higher oil and food prices. The advance estimate for third quarter GDP growth was 2.5%. Accelerating growth was attributed, in part, to higher consumer spending, which grew 2.4% in the third quarter, versus a modest 0.7% gain in the second quarter.

Turning to the job market, while there was some modest improvement in early 2011, unemployment again moved higher and remained elevated throughout the remainder of the reporting period. After dipping below 9.0% in February and March 2011 (to 8.9% and 8.8%, respectively), unemployment, as reported by the U.S. Department of Labor, moved back to 9.0% in April. Unemployment stayed above 9.0% over the next five months and ended September at 9.1%. Additionally, as of the end of the reporting period, approximately fourteen million Americans looking for work had yet to find a job, and more than 44% of these individuals have been out of work for more than six months.

The housing market continued to experience challenges during the reporting period. Looking back, existing-home sales moved somewhat higher toward the end of 2010 and in January 2011, according to the National Association of Realtors (“NAR”). However, existing-home sales then declined during five of the next eight months. At the end of September, the inventory of unsold homes was an 8.5 month supply at the current sales level, versus an 8.4 month supply in August. Existing-home prices were weak versus a year ago, with the NAR reporting that the median existing-home price for all housing types was $165,400 in September 2011, down 3.5% from September 2010.

Even the manufacturing sector, one of the stalwarts of the economy in recent years, softened during much of the reporting period. Based on the Institute for Supply Management’s PMI (“PMI”)ii, the manufacturing sector grew twenty-six consecutive months since it began expanding in August 2009. In February 2011, the manufacturing sector expanded at its fastest pace since May 2004, with a reading of 61.4 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). The PMI then generally moderated over the remainder of the reporting period, reaching a low of 50.6 in August — the worst reading in two years. Manufacturing activity then modestly increased to 51.6 in September.

Financial market overview

While stocks generated strong results over the first seven months of the reporting period, most of these gains were erased during the last five months of the period. To a great extent, robust investor risk appetite was replaced by heightened risk

IV	Legg Mason ClearBridge Small Cap Value Fund

Investment commentary (cont’d)

aversion. The change in investor sentiment was triggered by a variety of factors, including concerns regarding the global economy, geopolitical unrest, the natural disasters in Japan, the ongoing European sovereign debt crisis and the S&P downgrade of U.S. Treasuries.

The Federal Reserve Board (“Fed”)iii took a number of actions as it sought to meet its dual mandate of fostering maximum employment and price stability. In November 2010, the Fed announced a second round of quantitative easing (often referred to as “QE2”) to help stimulate the economy, entailing the purchase of $600 billion of long-term U.S. Treasury securities by the end of the second quarter of 2011.

In June, the Fed announced that QE2 would end on schedule at the end of the month. However, given ongoing strains on the economy, it made no overtures toward reversing any of its accommodative policies, and stated it would “maintain its existing policy of reinvesting principal payments from its securities holdings” rather than seeking to reduce the size of its balance sheet.

Also, as has been the case since December 2008, the Fed kept the federal funds rateiv at a historically low range between zero and 0.25%. In addition, in August 2011, the Fed declared its intention to keep the federal funds rate between zero and 0.25% until mid-2013.

At its meeting in September 2011, the Fed announced its intention to purchase $400 billion of longer-term Treasury securities and to sell an equal amount of shorter-term Treasury securities by June 2012 (often referred to as “Operation Twist”). The Fed said, “This program should put downward pressure on longer-term interest rates and help make broader financial conditions more accommodative.”

Equity market review

As discussed, there was a dramatic difference in the return of the stock market as the reporting period progressed. Despite a number of setbacks, U.S. stock prices, as measured by the S&P 500 Indexv (the “Index”), returned 20.79% during the first seven months of the reporting period. During that time, the market was supported by generally strong investor demand and corporate profits that were often better-than-expected. With risk appetite being replaced with risk aversion, the Index then fell 16.26% over the last five months of the period. This turnaround was due to weaker-than-expected economic data, a further escalation of the European sovereign debt crisis and the S&P downgrade of U.S. sovereign debt. All told, the Index returned 1.14% over the reporting period.

Looking at the U.S. stock market more closely, large-cap stocks generated the best returns during the twelve months ended September 30, 2011, with the large-cap Russell 1000 Indexvi returning 0.91%. In contrast, the Russell Midcap Indexvii and the small-cap Russell 2000 Indexviii returned -0.88% and -3.53%, respectively. From an investment style perspective, growth and value stocks, as measured by the Russell 3000 Growthix and Russell 3000 Valuex Indices, returned 3.39% and -2.22%, respectively.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and

Chief Executive Officer

October 28, 2011

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

Legg Mason ClearBridge Small Cap Value Fund	V

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The Institute for Supply Management's PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii

The Federal Reserve Board ("Fed") is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

iv

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

[v]	The S&P 500 Index is an unmanaged index of 500 stocks and is generally representative of the performance of larger companies in the U.S.

vi

The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

vii

The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

viii

The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index.

ix

The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.)

[x]	The Russell 3000 Value Index measures the performance of those Russell 3000 Index companies with lower price-to-book ratios and lower forecasted growth values.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	1

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks long-term capital growth. Normally, the Fund invests at least 80% of its net assets in common stocks of small-capitalization U.S. companies. The Fund may invest up to 20% of its net assets in equity securities of companies with larger market capitalizations.

We emphasize individual security selection while spreading the Fund’s investments among industries and sectors. We use both quantitative and fundamental methods to identify stocks of smaller-capitalization companies that we believe have a high probability of outperforming other stocks in the same industry or sector.

We use quantitative parameters to select a universe of smaller-capitalized companies that fit the Fund’s general investment criteria. In selecting individual securities from within the range, we look for “value” attributes, such as low stock price relative to earnings, book value and cash flow, as well as those with a high return on invested capital. We also use quantitative methods to identify catalysts and trends that might influence the Fund’s industry or sector focus, or our individual security selection.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the one-year period ended September 30, 2011, the list of uncertainties was myriad: higher oil prices, economic disruptions from the nuclear disaster in Japan, debate over a debt ceiling in the United States, potential debt defaults in Europe and the end of quantitative easing (“QE2”) by the Federal Reserve Board (“Fed”)i. All of this has led to growing fears of a double-dip recession and, understandably, tough second and third quarters for the stock market.

Q. How did we respond to these changing market conditions?

A. In the beginning of the second quarter, we expected the summer months to present mixed economic data. Faced with the end of the Fed’s QE2, seasonal weakness, and higher oil prices, we assessed that the economy would probably grow at a slower pace in the near term. Consequently, we believed that pro-cyclical sectors that had performed well would retreat and defensive sectors would provide better performance. As a result, in the short term, we took a more cautious stance with the pro-cyclical weightings in the portfolio.

There is much uncertainty in the short run, but we believe a growing economy is the only way to make our pressing deficit and debt problems less intractable over time. The better the performance of the U.S. economy, the less painful the choices made to address our federal debt and entitlement problems will be. We think we are nearing an important political inflection point, where economic realities will force the implementation of sound pro-growth policies. As we move past some of the issues weighing on the market and the prospect of budget reform on the horizon, we expect the economy to accelerate into the end of the year and those sectors with a pro-cyclical bias to outperform. As such, we believe that it is important to maintain a pro-cyclical stance in the Fund highlighting those sectors that should perform well in an improving economy.

Performance review

For the twelve months ended September 30, 2011, Class A shares of Legg Mason ClearBridge Small Cap Value Fund, excluding sales charges, returned -6.75%. The Fund’s unmanaged benchmark, the Russell 2000 Value Indexii, returned -5.99% for the same period. The Lipper Small Cap

2	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Fund overview (cont’d)

Core Funds Category Average1 returned -2.88% over the same time frame.

Performance Snapshot as of September 30, 2011 (unaudited)
(excluding sales charges)	6 months	12 months
Legg Mason ClearBridge Small Cap Value Fund:
Class A	-25.63%	-6.75%
Class B2	-26.05%	-7.70%
Class C	-25.94%	-7.55%
Class I	-25.47%	-6.36%
Russell 2000 Value Index	-23.56%	-5.99%
Lipper Small Cap Core Funds Category Average[1]	-22.31%	-2.88%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/individualinvestors.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated January 31, 2011, the gross total annual operating expense ratios for Class A, Class B, Class C and Class I shares were 1.35%, 2.20%, 2.19% and 0.91%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

Q. What were the leading contributors to performance?

A. Over the twelve months ended September 30, 2011, the leading contributing stocks included Timberland Co., Class A Shares (+0.84% contribution to the Fund’s total return), RehabCare Group Inc. (+0.60%), Fossil Inc. (+0.46%), Varian Semiconductor Equipment Associates Inc. (+0.44%) and Lawson Software Inc. (+0.41%).

Q. What were the leading detractors from performance?

A. Detractors from performance included stock holdings in iShares Russell 2000 Value Index Fund (-0.84% contribution to the Fund’s total return), Cal Dive International Inc. (-0.59%), Oshkosh Corp. (-0.55%), Artio Global Investors Inc. (-0.53%) and Jones Lang LaSalle Inc. (-0.50%).

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended September 30, 2011, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 750 funds for the six-month period and among the 730 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges.

[2]

Effective July 1, 2011, the Fund no longer offers Class B shares for purchase by new and existing investors. Individual investors who owned Class B shares on June 30, 2011 may continue to hold those shares but may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	3

Q. Were there any significant changes to the Fund during the reporting period?

A. Significant changes during the year included the purchase of Campus Crest Communities Inc., iShares Russell 2000 Value Index Fund, Oshkosh Corp., Teradyne Inc. and Two Harbors Investment Corp.

Significant sales included Alliant Techsystems Inc., California Pizza Kitchen, Casey’s General Stores Inc., CNA Surety Corp., Denbury Resources Inc., Duff & Phelps Corp. (Class A Shares), Lawson Software Inc., McAfee Inc., Mueller Industries Inc., Regal-Beloit Corp., RehabCare Group Inc., RTI International Metals Inc., SM Energy Co., Spirit AeroSystems Holdings Inc., Timberland Co. (Class A Shares) and Varian Semiconductor Equipment Associates Inc.

Thank you for your investment in Legg Mason ClearBridge Small Cap Value Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Peter J. Hable

Lead Portfolio Manager

ClearBridge Advisors, LLC

October 18, 2011

RISKS: Stocks of small-cap companies may involve a higher degree of risk and volatility than stocks of large-cap companies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of September 30, 2011 and are subject to change and may not be representative of the portfolio manager’s current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of this date were: iShares Russell 2000 Value Index Fund (4.3%), Allied World Assurance Co. Holdings AG (2.7%), Signature Bank (1.9%), Children’s Place Retail Stores Inc. (1.8%), Pantry Inc. (1.7%), Plantronics Inc. (1.7%), Affiliated Managers Group Inc. (1.6%), Teradyne Inc. (1.6%), Meadowbrook Insurance Group Inc. (1.6%) and Pebblebrook Hotel Trust (1.6%). Please refer to pages 8 through 13 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

ii

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company’s assets and liabilities.) The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.

4	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of September 30, 2011 and September 30, 2010. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	5

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on April 1, 2011 and held for the six months ended September 30, 2011.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Return Without Sales Charges[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	-25.63%	$1,000.00	$743.70	1.37%	$5.99	Class A	5.00%	$1,000.00	$1,018.20	1.37%	$6.93
Class B	-26.05	1,000.00	739.50	2.28	9.94	Class B	5.00	1,000.00	1,013.64	2.28	11.51
Class C	-25.94	1,000.00	740.60	2.16	9.42	Class C	5.00	1,000.00	1,014.24	2.16	10.91
Class I	-25.47	1,000.00	745.30	0.91	3.98	Class I	5.00	1,000.00	1,020.51	0.91	4.61

[1]	For the six months ended September 30, 2011.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), then divided by 365.

6	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class B	Class C	Class I
Twelve Months Ended 9/30/11	-6.75%	-7.70%	-7.55%	-6.36%
Five Years Ended 9/30/11	-2.21	-2.83	-3.05	-1.86
Ten Years Ended 9/30/11	6.17	5.54	5.30	N/A
Inception* through 9/30/11	7.51	6.99	6.64	6.83

With sales charges[2]	Class A	Class B	Class C	Class I
Twelve Months Ended 9/30/11	-12.12%	-12.31%	-8.48%	-6.36%
Five Years Ended 9/30/11	-3.36	-2.96	-3.05	-1.86
Ten Years Ended 9/30/11	5.54	5.54	5.30	N/A
Inception* through 9/30/11	7.00	6.99	6.64	6.83

Cumulative total returns
Without sales charges[1]
Class A (9/30/01 through 9/30/11)	82.06%
Class B (9/30/01 through 9/30/11)	71.45
Class C (9/30/01 through 9/30/11)	67.56
Class I (Inception date of 4/14/03 through 9/30/11)	74.98

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable CDSC with respect to Class B and Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%; Class B shares reflect the deduction of a 5.00% CDSC, which applies if shares are redeemed within one year from purchase payment. This CDSC declines by 1.00% per year after purchase payment until no CDSC is incurred. Class C shares also reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception date for Class A, Class B and Class C shares is February 26, 1999 and the inception date for Class I shares is April 14, 2003.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	7

Historical performance

Value of $10,000 invested in

Class A, B and C Shares of Legg Mason ClearBridge Small Cap Value Fund vs. Russell 2000 Value Index† — September 2001 - September 2011

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class A, B and C shares on September 30, 2001, assuming the deduction of the maximum initial sales charge of 5.75% at the time of investment for Class A shares and the reinvestment of all distributions, including returns of capital, if any, at net asset value through September 30, 2011. The hypothetical illustration also assumes a $10,000 investment in the Russell 2000 Value Index. The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other class may be greater or less than the Class A, B and C shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other class.

8	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Schedule of investments

September 30, 2011

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Common Stocks — 98.6%
Consumer Discretionary — 9.3%
Auto Components — 1.1%
Cooper Tire & Rubber Co.	86,920	$946,559
Superior Industries International Inc.	94,885	1,465,973
Total Auto Components		2,412,532
Diversified Consumer Services — 1.3%
Sotheby’s Holdings Inc.	14,830	408,863
Steiner Leisure Ltd.	57,638	2,349,901	*
Total Diversified Consumer Services		2,758,764
Household Durables — 0.6%
M.D.C. Holdings Inc.	23,090	391,145
Ryland Group Inc.	39,290	418,438
Toll Brothers Inc.	35,070	506,060	*
Total Household Durables		1,315,643
Leisure Equipment & Products — 1.0%
Callaway Golf Co.	397,830	2,056,781
Specialty Retail — 3.3%
Cato Corp., Class A Shares	95,474	2,153,894
Children’s Place Retail Stores Inc.	80,930	3,765,673	*
MarineMax Inc.	152,920	989,392	*
Total Specialty Retail		6,908,959
Textiles, Apparel & Luxury Goods — 2.0%
Fossil Inc.	17,810	1,443,679	*
Hanesbrands Inc.	114,780	2,870,648	*
Total Textiles, Apparel & Luxury Goods		4,314,327
Total Consumer Discretionary		19,767,006
Consumer Staples — 2.8%
Food & Staples Retailing — 2.3%
Pantry Inc.	291,797	3,539,498	*
Weis Markets Inc.	33,980	1,259,299
Total Food & Staples Retailing		4,798,797
Household Products — 0.5%
Central Garden and Pet Co., Class A Shares	168,830	1,195,316	*
Total Consumer Staples		5,994,113
Energy — 6.1%
Energy Equipment & Services — 3.1%
Cal Dive International Inc.	384,320	734,051	*
Gulf Island Fabrication Inc.	47,460	981,473

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	9

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Energy Equipment & Services — continued
Matrix Service Co.	223,660	$1,903,347	*
Natural Gas Services Group	78,230	1,003,691	*
TETRA Technologies Inc.	108,800	839,936	*
Tidewater Inc.	28,410	1,194,640
Total Energy Equipment & Services		6,657,138
Oil, Gas & Consumable Fuels — 3.0%
Bill Barrett Corp.	75,270	2,727,785	*
Carrizo Oil & Gas Inc.	78,120	1,683,486	*
Petroquest Energy Inc.	96,200	529,100	*
Rex Energy Corp.	112,770	1,426,540	*
Total Oil, Gas & Consumable Fuels		6,366,911
Total Energy		13,024,049
Exchange-Traded Funds — 4.3%
iShares Trust — iShares Russell 2000 Value Index Fund	159,000	9,067,770
Financials — 35.1%
Capital Markets — 6.9%
Affiliated Managers Group Inc.	42,370	3,306,978	*
Artio Global Investors Inc.	240,690	1,915,892
Cohen & Steers Inc.	35,990	1,034,712
Greenhill & Co. Inc.	28,850	824,822
HFF Inc., Class A Shares	265,450	2,320,033	*
Raymond James Financial Inc.	74,560	1,935,578
Stifel Financial Corp.	75,916	2,016,329	*
Waddell & Reed Financial Inc., Class A Shares	52,590	1,315,276
Total Capital Markets		14,669,620
Commercial Banks — 9.7%
Bancorp Inc.	412,146	2,950,965	*
Cullen/Frost Bankers Inc.	39,188	1,797,162
First Republic Bank	49,100	1,137,156	*
First Security Group Inc.	27,099	58,262	*
FirstMerit Corp.	141,190	1,603,919
IBERIABANK Corp.	58,589	2,757,198
Signature Bank	83,530	3,986,887	*
SVB Financial Group	72,530	2,683,610	*
Tompkins Trustco Inc.	20,432	731,057
Umpqua Holdings Corp.	74,605	655,778
Wintrust Financial Corp.	85,790	2,214,240
Total Commercial Banks		20,576,234

See Notes to Financial Statements.

10	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Insurance — 5.9%
Allied World Assurance Co. Holdings AG	105,170	$5,648,681
Arch Capital Group Ltd.	74,730	2,441,803	*
EMC Insurance Group Inc.	62,580	1,151,472
Meadowbrook Insurance Group Inc.	369,050	3,288,235
Total Insurance		12,530,191
Real Estate Investment Trusts (REITs) — 9.5%
BioMed Realty Trust Inc.	157,300	2,606,461
Campus Crest Communities Inc.	175,510	1,909,549
Cogdell Spencer Inc.	186,240	702,125
Corporate Office Properties Trust	32,250	702,405
Cousins Properties Inc.	162,200	948,870
EastGroup Properties Inc.	37,180	1,418,045
Hersha Hospitality Trust	242,620	839,465
LaSalle Hotel Properties	82,614	1,586,189
Mid-America Apartment Communities Inc.	38,980	2,347,376
Pebblebrook Hotel Trust	209,850	3,284,153
Saul Centers Inc.	12,040	407,072
Senior Housing Properties Trust	23,910	515,021
Two Harbors Investment Corp.	265,540	2,344,718
Washington Real Estate Investment Trust	16,060	452,571
Total Real Estate Investment Trusts (REITs)		20,064,020
Real Estate Management & Development — 1.7%
CB Richard Ellis Group Inc., Class A Shares	113,220	1,523,941	*
Jones Lang LaSalle Inc.	39,020	2,021,626
Total Real Estate Management & Development		3,545,567
Thrifts & Mortgage Finance — 1.4%
BankUnited	49,740	1,032,602
People’s United Financial Inc.	107,136	1,221,350
Westfield Financial Inc.	112,140	739,003
Total Thrifts & Mortgage Finance		2,992,955
Total Financials		74,378,587
Health Care — 3.6%
Biotechnology — 1.3%
iShares Trust — iShares Nasdaq Biotechnology Index Fund	30,093	2,809,182
Health Care Providers & Services — 2.3%
Cross Country Healthcare Inc.	107,711	450,232	*
LifePoint Hospitals Inc.	66,810	2,447,918	*
MedQuist Holdings Inc.	156,701	1,184,660	*

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	11

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Health Care Providers & Services — continued
Select Medical Holdings Corp.	95,300	$635,651	*
Total Health Care Providers & Services		4,718,461
Total Health Care		7,527,643
Industrials — 16.8%
Building Products — 1.1%
Gibraltar Industries Inc.	171,952	1,396,250	*
Simpson Manufacturing Co. Inc.	40,090	999,444
Total Building Products		2,395,694
Commercial Services & Supplies — 1.3%
EnergySolutions Inc.	198,440	700,493	*
TMS International Corp., Class A Shares	108,800	792,064	*
United Stationers Inc.	42,682	1,163,084
Total Commercial Services & Supplies		2,655,641
Construction & Engineering — 1.7%
EMCOR Group Inc.	90,366	1,837,141	*
Granite Construction Inc.	15,140	284,178
Tutor Perini Corp.	135,740	1,559,652
Total Construction & Engineering		3,680,971
Electrical Equipment — 0.4%
GrafTech International Ltd.	70,560	896,112	*
Machinery — 6.5%
Albany International Corp., Class A Shares	58,826	1,073,575
Altra Holdings Inc.	168,650	1,951,281	*
Kaydon Corp.	51,279	1,470,682
Mueller Water Products Inc., Class A Shares	467,990	1,160,615
Oshkosh Corp.	90,410	1,423,053	*
RBC Bearings Inc.	87,800	2,984,322	*
Snap-on Inc.	56,373	2,502,961
WABCO Holdings Inc.	30,370	1,149,808	*
Total Machinery		13,716,297
Marine — 1.3%
Diana Shipping Inc.	110,480	819,762	*
Kirby Corp.	37,910	1,995,582	*
Total Marine		2,815,344
Professional Services — 1.1%
CDI Corp.	4,520	48,274
Hudson Highland Group Inc.	144,220	493,232	*
Korn/Ferry International	32,460	395,687	*

See Notes to Financial Statements.

12	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Schedule of investments (cont’d)

September 30, 2011

Legg Mason ClearBridge Small Cap Value Fund

Security	Shares	Value
Professional Services —continued
TrueBlue Inc.	117,856	$1,335,309	*
Total Professional Services		2,272,502
Road & Rail — 3.4%
Genesee & Wyoming Inc., Class A Shares	70,170	3,264,308	*
Landstar System Inc.	31,510	1,246,536
Old Dominion Freight Line Inc.	90,435	2,619,902	*
Total Road & Rail		7,130,746
Total Industrials		35,563,307
Information Technology — 9.6%
Communications Equipment — 3.4%
Bel Fuse Inc., Class B Shares	29,881	465,845
Black Box Corp.	49,682	1,060,711
Digi International Inc.	117,500	1,292,500	*
InterDigital Inc.	16,780	781,612
Plantronics Inc.	123,850	3,523,532
Total Communications Equipment		7,124,200
Computers & Peripherals — 0.3%
Rimage Corp.	41,107	520,004
Electronic Equipment, Instruments & Components — 2.3%
AVX Corp.	213,810	2,537,925
Park Electrochemical Corp.	109,630	2,342,793
Total Electronic Equipment, Instruments & Components		4,880,718
Semiconductors & Semiconductor Equipment — 3.3%
Exar Corp.	204,120	1,165,525	*
ON Semiconductor Corp.	360,610	2,585,574	*
Teradyne Inc.	298,730	3,289,017	*
Total Semiconductors & Semiconductor Equipment		7,040,116
Software — 0.3%
EPIQ Systems Inc.	58,283	730,286
Total Information Technology		20,295,324
Materials — 6.5%
Chemicals — 2.0%
A. Schulman Inc.	57,010	968,600
Ferro Corp.	139,360	857,064	*
Koppers Holdings Inc.	56,940	1,458,233
PolyOne Corp.	78,260	838,165
Total Chemicals		4,122,062

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	13

Legg Mason ClearBridge Small Cap Value Fund

Security			Shares	Value
Containers & Packaging — 1.1%
AptarGroup Inc.			34,782	$1,553,712
Myers Industrials Inc.			82,550	837,882
Total Containers & Packaging				2,391,594
Metals & Mining — 2.5%
Carpenter Technology Corp.			40,930	1,837,348
Haynes International Inc.			56,160	2,440,152
Horsehead Holding Corp.			88,940	659,935	*
Olympic Steel Inc.			20,960	355,062
Total Metals & Mining				5,292,497
Paper & Forest Products — 0.9%
Louisiana-Pacific Corp.			384,660	1,961,766	*
Total Materials				13,767,919
Utilities — 4.5%
Electric Utilities — 2.7%
Cleco Corp.			29,360	1,002,350
MGE Energy Inc.			36,907	1,501,008
Portland General Electric Co.			67,880	1,608,077
Unisource Energy Corp.			41,640	1,502,788
Total Electric Utilities				5,614,223
Gas Utilities — 1.8%
Laclede Group Inc.			18,480	716,100
New Jersey Resources Corp.			26,114	1,111,673
Northwest Natural Gas Co.			32,644	1,439,601
WGL Holdings Inc.			16,620	649,343
Total Gas Utilities				3,916,717
Total Utilities				9,530,940
Total Investments before Short-Term Investments (Cost — $206,198,840)				208,916,658

	Rate	Maturity Date	Face Amount
Short-Term Investments — 1.7%
Repurchase Agreements — 1.7%
Interest in $200,000,000 joint tri-party repurchase agreement dated 9/30/11 with RBS Securities Inc.; Proceeds at maturity — $3,572,021; (Fully collateralized by U.S. government obligations, 6.000% due 2/15/26; Market value — $3,643,561) (Cost — $3,572,000)	0.070%	10/3/11	$3,572,000	3,572,000
Total Investments — 100.3% (Cost — $209,770,840#)				212,488,658
Liabilities in Excess of Other Assets — (0.3)%				(721,521)
Total Net Assets — 100.0%				$211,767,137

*	Non-income producing security.

#	Aggregate cost for federal income tax purposes is $211,905,649.

See Notes to Financial Statements.

14	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Statement of assets and liabilities

September 30, 2011

Assets:
Investments, at value (Cost — $209,770,840)	$212,488,658
Cash	607
Dividends and interest receivable	455,041
Receivable for Fund shares sold	218,359
Prepaid expenses	33,794
Total Assets	213,196,459

Liabilities:
Payable for Fund shares repurchased	731,704
Transfer agent fees payable	388,607
Investment management fee payable	147,770
Service and/or distribution fees payable	100,088
Trustees’ fees payable	2,612
Accrued expenses	58,541
Total Liabilities	1,429,322
Total Net Assets	$211,767,137

Net Assets:
Par value (Note 6)	$150
Paid-in capital in excess of par value	240,059,125
Accumulated net investment loss	(35,907)
Accumulated net realized loss on investments	(30,974,049)
Net unrealized appreciation on investments	2,717,818
Total Net Assets	$211,767,137

Shares Outstanding:
Class A	7,306,699
Class B	579,092
Class C	5,921,050
Class I	1,232,413

Net Asset Value:
Class A (and redemption price)	$14.65
Class B*	$13.44
Class C*	$13.22
Class I (and redemption price)	$15.16
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$15.54

*	Redemption price per share is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	15

Statement of operations

For the Year Ended September 30, 2011

Investment Income:
Dividends	$4,584,973
Interest	8,958
Total Investment Income	4,593,931

Expenses:
Investment management fee (Note 2)	2,293,119
Service and/or distribution fees (Notes 2 and 5)	1,539,971
Transfer agent fees (Note 5)	815,213
Registration fees	55,706
Legal fees	54,328
Shareholder reports	41,573
Audit and tax	32,299
Fund accounting fees	24,809
Trustees’ fees	22,888
Insurance	7,072
Custody fees	1,984
Miscellaneous expenses	513
Total Expenses	4,889,475
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(17,806)
Net Expenses	4,871,669
Net Investment Loss	(277,738)

Realized and Unrealized Gain (Loss) on Investments (Notes 1 and 3):
Net Realized Gain from Investment Transactions	30,557,711
Change in Net Unrealized Appreciation (Depreciation) from Investments	(40,740,418)
Net Loss on Investments	(10,182,707)
Decrease in Net Assets from Operations	$(10,460,445)

See Notes to Financial Statements.

16	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Statements of changes in net assets

For the Years Ended September 30,	2011	2010

Operations:
Net investment loss	$(277,738)	$(1,778,995)
Net realized gain	30,557,711	12,177,568
Change in net unrealized appreciation (depreciation)	(40,740,418)	21,394,581
Proceeds from settlement of a regulatory matter	—	455,630	†
Increase (Decrease) in Net Assets From Operations	(10,460,445)	32,248,784

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	55,007,811	57,364,379
Cost of shares repurchased	(114,499,903)	(90,013,652)
Net assets of shares issued in connection with merger (Note 8)	—	52,740,743
Increase (Decrease) in Net Assets From Fund Share Transactions	(59,492,092)	20,091,470
Increase (Decrease) in Net Assets	(69,952,537)	52,340,254

Net Assets:
Beginning of year	281,719,674	229,379,420
End of year*	$211,767,137	$281,719,674
* Includes accumulated net investment loss of:	$(35,907)	$(54,262)

†	The Fund received $118,199, $170,270, $160,840 and $6,321 for Class A, B, C and I shares, respectively, related to this distribution.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	17

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class A Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$15.71	$13.83	$17.02	$24.66	$23.77

Income (loss) from operations:
Net investment income (loss)	0.03	(0.04)	0.03	0.06	(0.03)
Net realized and unrealized gain (loss)	(1.09)	1.91	(1.93)	(3.96)	2.88
Proceeds from settlement of a regulatory matter	—	0.01	—	—	—
Total income (loss) from operations	(1.06)	1.88	(1.90)	(3.90)	2.85

Less distributions from:
Net realized gains	—	—	(1.29)	(3.74)	(1.96)
Total distributions	—	—	(1.29)	(3.74)	(1.96)

Net asset value, end of year	$14.65	$15.71	$13.83	$17.02	$24.66
Total return[3]	(6.75)%	13.59%[4]	(8.71)%	(17.70)%	12.36%

Net assets, end of year (000s)	$107,016	$122,478	$122,118	$161,478	$309,292

Ratios to average net assets:
Gross expenses	1.36%	1.36%[5]	1.34%	1.24%	1.19%[5]
Net expenses	1.36	1.36 [5]	1.34	1.24	1.19 [5,6]
Net investment income (loss)	0.16	(0.28)	0.22	0.33	(0.05)

Portfolio turnover rate	21%	46%	40%	16%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 13.52%. Class A received $118,199 related to this distribution.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 1.34% and 1.18% for the years ended September 30, 2010 and 2007, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

18	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class B Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$14.55	$12.79	$15.99	$23.56	$22.96

Income (loss) from operations:
Net investment loss	(0.12)	(0.16)	(0.06)	(0.07)	(0.19)
Net realized and unrealized gain (loss)	(0.99)	1.76	(1.85)	(3.76)	2.75
Proceeds from settlement of a regulatory matter	—	0.16	—	—	—
Total income (loss) from operations	(1.11)	1.76	(1.91)	(3.83)	2.56

Less distributions from:
Net realized gains	—	—	(1.29)	(3.74)	(1.96)
Total distributions	—	—	(1.29)	(3.74)	(1.96)

Net asset value, end of year	$13.44	$14.55	$12.79	$15.99	$23.56
Total return[3]	(7.70)%	13.76%[4]	(9.40)%	(18.32)%	11.48%

Net assets, end of year (000s)	$7,780	$12,099	$20,527	$37,973	$77,760

Ratios to average net assets:
Gross expenses	2.25%	2.20%[5]	2.11%	1.97%	1.93%[5]
Net expenses	2.25	2.20 [5]	2.11	1.97	1.93 [5,6]
Net investment loss	(0.71)	(1.14)	(0.53)	(0.41)	(0.71)

Portfolio turnover rate	21%	46%	40%	16%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.51%. Class B received $170,270 related to this distribution.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.18% and 1.92% for the years ended September 30, 2010 and 2007, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	19

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class C Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$14.30	$12.69	$15.90	$23.48	$22.90

Income (loss) from operations:
Net investment loss	(0.10)	(0.15)	(0.07)	(0.09)	(0.22)
Net realized and unrealized gain (loss)	(0.98)	1.74	(1.85)	(3.75)	2.76
Proceeds from settlement of a regulatory matter	—	0.02	—	—	—
Total income (loss) from operations	(1.08)	1.61	(1.92)	(3.84)	2.54

Less distributions from:
Net realized gains	—	—	(1.29)	(3.74)	(1.96)
Total distributions	—	—	(1.29)	(3.74)	(1.96)

Net asset value, end of year	$13.22	$14.30	$12.69	$15.90	$23.48
Total return[3]	(7.55)%	12.69%[4]	(9.52)%	(18.43)%	11.42%

Net assets, end of year (000s)	$78,290	$104,612	$72,421	$100,575	$166,400

Ratios to average net assets:
Gross expenses	2.14%	2.20%[5]	2.28%	2.09%	2.02%[5]
Net expenses	2.14	2.20 [5]	2.28	2.09	2.02 [5,6]
Net investment loss	(0.63)	(1.12)	(0.71)	(0.51)	(0.85)

Portfolio turnover rate	21%	46%	40%	16%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

The total return reflects a payment received due to the settlement of a regulatory matter. Absent this payment, the total return would have been 12.53%. Class C received $160,840 related to this distribution.

[5]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 2.18% and 2.01% for the years ended September 30, 2010 and 2007, respectively.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended September 30:
Class I Shares[1]	2011	2010	2009	2008	2007[2]

Net asset value, beginning of year	$16.19	$14.20	$17.37	$25.02	$24.01

Income (loss) from operations:
Net investment income	0.10	0.03	0.06	0.13	0.09
Net realized and unrealized gain (loss)	(1.13)	1.96	(1.94)	(4.04)	2.88
Total income (loss) from operations	(1.03)	1.99	(1.88)	(3.91)	2.97

Less distributions from:
Net realized gains	—	—	(1.29)	(3.74)	(1.96)
Total distributions	—	—	(1.29)	(3.74)	(1.96)

Net asset value, end of year	$15.16	$16.19	$14.20	$17.37	$25.02
Total return[3]	(6.36)%	14.01%	(8.38)%	(17.46)%	12.77%

Net assets, end of year (000s)	$18,681	$42,531	$14,313	$15,554	$22,192

Ratios to average net assets:
Gross expenses	0.93%	0.93%[4]	1.02%	0.94%	0.79%[4]
Net expenses	0.90 [5,6]	0.93 [4,5]	1.02 [5]	0.94	0.79 [4,6]
Net investment income	0.52	0.18	0.53	0.66	0.44

Portfolio turnover rate	21%	46%	40%	16%	36%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For a share of capital stock outstanding prior to April 16, 2007.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]

Included in the expense ratios are certain non-recurring restructuring (and reorganization, if applicable) fees that were incurred by the Fund during the period. Without these fees, the gross and net expense ratios would both have been 0.91% and 0.78% for the years ended September 30, 2010 and 2007, respectively.

[5]

As a result of an expense limitation arrangement, effective September 18, 2009, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	21

Notes to financial statements

1. Organization and significant accounting policies

Legg Mason ClearBridge Small Cap Value Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Equity Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of fair valuation techniques and methodologies. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern time). When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

22	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Common stocks†	$208,916,658	—	—	$208,916,658
Short-term investments†	—	$3,572,000	—	3,572,000
Total investments	$208,916,658	$3,572,000	—	$212,488,658

†	See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	23

(d) REIT distributions. The character of distributions received from Real Estate Investment Trusts (“REITs”) held by the Fund is generally comprised of net investment income, capital gains, and return of capital. It is the policy of the Fund to estimate the character of distributions received from underlying REITs based on historical data provided by the REITs. After each calendar year end, REITs report the actual tax character of these distributions. Differences between the estimated and actual amounts reported by the REITs are reflected in the Fund’s records in the year in which they are reported by the REITs by adjusting related investment cost basis, capital gains and income, as necessary.

(e) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(g) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(h) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s uncertain tax positions taken on income tax returns for all open tax years and has concluded that as of September 30, 2011, no provision for income tax would be required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(i) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Paid-in Capital
(a)	$296,093	$(296,093)

(a)	Reclassifications are primarily due to a tax net operating loss and book/tax differences in the treatment of various items.

24	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”) is the Fund’s subadviser. Western Asset Management Company (“Western Asset”) manages the Fund’s cash and short-term instruments. LMPFA, ClearBridge and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund, except for the management of cash and short-term instruments, which is provided by Western Asset. For its services, LMPFA pays ClearBridge and Western Asset an aggregate fee equal to 70% of the net management fee it receives from the Fund.

As a result of an expense limitation arrangement between the Fund and LMPFA, the ratio of expenses, other than brokerage, interest, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 1.05%. This expense limitation arrangement cannot be terminated prior to December 31, 2013 without the Board of Trustees’ consent.

During the year ended September 30, 2011, fees waived and/or expenses reimbursed amounted to $17,806.

The investment manager is permitted to recapture amounts previously waived or reimbursed to the class during the same fiscal year if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expense incurred. In no case will the investment manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	25

For the year ended September 30, 2011, LMIS and its affiliates received sales charges of approximately $28,000 on sales of the Fund’s Class A shares. In addition, for the year ended September 30, 2011, CDSCs paid to LMIS and its affiliates were approximately:

	Class A		Class B	Class C
CDSCs	$0	*	$10,000	$1,000

*	Amount represents less than $1,000.

Effective July 1, 2011, the Fund no longer offers Class B shares for purchases by new and existing investors. Individual investors who owned Class B shares on June 30, 2011, may continue to hold those shares, but they may not add to their Class B share positions except through dividend reinvestment. Class B shares are also available for incoming exchanges.

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended September 30, 2011, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$60,707,056
Sales	116,458,872

At September 30, 2011, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$38,544,785
Gross unrealized depreciation	(37,961,776)
Net unrealized appreciation	$583,009

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 requires enhanced disclosure about an entity’s derivative and hedging activities.

During the year ended September 30, 2011, the Fund did not invest in any derivative instruments.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each respective class. Service and distribution fees are accrued daily and paid monthly.

26	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

For the year ended September 30, 2011, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$334,671	$372,157
Class B	116,201	48,918
Class C	1,089,099	342,251
Class I	—	51,887
Total	$1,539,971	$815,213

For the year ended September 30, 2011, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	—
Class B	—
Class C	—
Class I	$17,806
Total	$17,806

6. Shares of beneficial interest

At September 30, 2011, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class A
Shares sold	1,525,580	$26,635,830	1,429,905	$21,473,628
Shares repurchased	(2,013,098)	(36,278,729)	(2,603,498)	(38,433,946)
Shares issued with merger	—	—	138,047	1,976,161
Net decrease	(487,518)	$(9,642,899)	(1,035,546)	$(14,984,157)

Class B
Shares sold	90,802	$1,527,526	75,715	$1,059,765
Shares repurchased	(343,421)	(5,744,733)	(848,351)	(11,713,126)
Net decrease	(252,619)	$(4,217,207)	(772,636)	$(10,653,361)

Class C
Shares sold	682,444	$11,170,264	839,240	$11,479,062
Shares repurchased	(2,077,419)	(33,580,642)	(2,557,862)	(34,665,686)
Shares issued with merger	—	—	3,327,141	43,601,697
Net increase (decrease)	(1,394,975)	$(22,410,378)	1,608,519	$20,415,073

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	27

	Year Ended September 30, 2011		Year Ended September 30, 2010
	Shares	Amount	Shares	Amount
Class I
Shares sold	834,903	$15,674,191	1,471,070	$23,351,924
Shares repurchased	(2,229,709)	(38,895,799)	(338,893)	(5,200,894)
Shares issued with merger	—	—	487,068	7,162,885
Net increase (decrease)	(1,394,806)	$(23,221,608)	1,619,245	$25,313,915

7. Income tax information and distributions to shareholders

During the fiscal years ended September 30, 2011 and 2010, the Fund did not make any distributions.

As of September 30, 2011, the components of accumulated earnings on a tax basis were as follows:

Capital loss carryforward*	$(28,839,240)
Other book/tax temporary differences(a)	(35,907)
Unrealized appreciation (depreciation)(b)	583,009
Total accumulated earnings (losses) — net	$(28,292,138)

*	During the taxable year ended September 30, 2011, the Fund utilized $29,594,759 of its capital loss carryforward available from prior years. As of September 30, 2011, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
9/30/2017	$(13,164,090)
9/30/2018	(15,675,150)
$(28,839,240)

These amounts will be available to offset future taxable capital gains. Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

(a)	Other book/tax temporary differences are attributable primarily to book/tax differences in the timing of the deductibility of various expenses.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales.

8. Transfer of net assets

At the close of business on December 18, 2009, the Fund acquired substantially all of the assets of Legg Mason U.S. Small-Capitalization Value Trust (the “Acquired Fund”), pursuant to the Agreement and Plan of Reorganization dated August 6, 2009, and approved by shareholders of the Acquired Fund on November 24, 2009.

Acquired Fund	Shares Issued by the Fund	Total Net Assets of the Acquired Fund	Total Net Assets of the Fund
Legg Mason U.S. Small- Capitalization Value Trust	3,952,256	$52,740,743	$224,952,318

As part of the reorganization, for each share they held, shareholders of Legg Mason U.S. Small-Capitalization Value Trust Class A, Class C and Class I received 0.541306, 0.589474 and 0.608360 shares of the Fund’s Class A, Class C and Class I shares, respectively.

28	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Notes to financial statements (cont’d)

The total net assets of Legg Mason U.S. Small-Capitalization Value Trust on the date of the transfer was $52,740,743. The total net assets of Legg Mason U.S. Small-Capitalization Value Trust before acquisition included unrealized appreciation of $4,159,550, accumulated net realized loss of $(32,925,675) and overdistributed net investment income of $(83,872). Total net assets of the Fund immediately after the transfer were $277,693,061. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

Pro forma results of operations of the combined entity for the twelve months ended September 30, 2010, as though the acquisition had occurred as of the beginning of the year (rather than on the actual acquisition date), are as follows:

Net investment loss	$(1,537,248)
Net realized gain	11,824,158
Change in net unrealized appreciation (depreciation)	21,657,468
Increase in net assets from operations	$31,944,378

Because the combined investment portfolios have been managed as a single portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Fund that has been included in the Fund’s accompanying Statement of Operations since the close of business on December 18, 2009.

9. Legal matters

Beginning in May 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGM”), a former distributor of the Fund, and other affiliated funds (collectively, the “Funds”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc. (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the Defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the

Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report	29

Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SBAM and SBFM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

On December 3, 2007, the court granted the Defendants’ motion to dismiss, with prejudice. On January 2, 2008, the plaintiffs filed a notice of appeal to the Second Circuit Court of Appeals. The appeal was fully briefed and oral argument before the U.S. Court of Appeals for the Second Circuit took place on March 5, 2009. On June 9, 2011, the Court of Appeals issued a Summary Order affirming the District Court’s dismissal of all claims with the exception of Plaintiffs’ Section 36(b) claim as it relates to Transfer Agent fees paid to an affiliate of the Managers. The case has been remanded to the District Court for further proceedings in accordance with the Summary Order.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

10. Other tax information

On December 22, 2010, President Obama signed into law the Regulated Investment Company Modernization Act of 2010 (the “Act”). The Act updates certain tax rules applicable to regulated investment companies (“RICs”). The various provisions of the Act will generally be effective for RICs with taxable years beginning after December 22, 2010. Additional information regarding the impact of the Act on the Fund, if any, will be contained within the relevant sections of the notes to the financial statements for the fiscal year ending September 30, 2012.

30	Legg Mason ClearBridge Small Cap Value Fund 2011 Annual Report

Report of independent registered public accounting firm

The Board of Trustees and Shareholders

Legg Mason Partners Equity Trust:

We have audited the accompanying statement of assets and liabilities of Legg Mason ClearBridge Small Cap Value Fund, a series of Legg Mason Partners Equity Trust, including the schedule of investments, as of September 30, 2011, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2011, by correspondence with the custodian and broker or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Legg Mason ClearBridge Small Cap Value Fund as of September 30, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

New York, New York

November 16, 2011

Legg Mason ClearBridge Small Cap Value Fund	31

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Legg Mason ClearBridge Small Cap Value Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o R. Jay Gerken, 620 Eighth Avenue, New York, New York 10018. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†:
Paul R. Ades
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Paul R. Ades, PLLC (law firm) (since 2000)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Andrew L. Breech
Year of birth	1952
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1991
Principal occupation(s) during past five years	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Dwight B. Crane
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1981
Principal occupation(s) during past five years	Professor Emeritus, Harvard Business School (since 2007); formerly, Professor, Harvard Business School (1969 to 2007); Independent Consultant (since 1969)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

32	Legg Mason ClearBridge Small Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees cont’d
Frank G. Hubbard
Year of birth	1937
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	President, Avatar International Inc. (business development) (since 1998)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Howard J. Johnson
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	From 1981 to 1998 and since 2000
Principal occupation(s) during past five years	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
David E. Maryatt
Year of birth	1936
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1992)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
Jerome H. Miller
Year of birth	1938
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1995
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

Legg Mason ClearBridge Small Cap Value Fund	33

Independent Trustees cont’d
Ken Miller
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, Young Stuff Apparel Group, Inc. (apparel manufacturer), division of Li & Fung (since 1963)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None
John J. Murphy
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Founder and Senior Principal, Murphy Capital Management (investment management) (since 1983)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Trustee, UBS Funds (52 funds) (since 2008); Director, Nicholas Applegate Institutional Funds (12 funds) (since 2005); Trustee, Consulting Group Capital Markets Funds (11 funds) (since 2002); formerly, Director, Atlantic Stewardship Bank (2004 to 2005); formerly, Director, Barclays International Funds Group Ltd. and affiliated companies (1983 to 2003)
Thomas F. Schlafly
Year of birth	1948
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1983
Principal occupation(s) during past five years	President, The Saint Louis Brewery, Inc. (brewery) (since 1989); Partner, Thompson Coburn LLP (law firm) (since 2009); formerly, Of Counsel, Husch Blackwell Sanders LLP (law firm) and its predecessor firms (1984 to 2009)
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	Director, Citizens National Bank of Greater St. Louis (since 2006)
Jerry A. Viscione
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1993
Principal occupation(s) during past five years	Retired
Number of funds in fund complex overseen by Trustee	48
Other board memberships held by Trustee during past five years	None

34	Legg Mason ClearBridge Small Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee and Officer:
R. Jay Gerken[3]
Year of birth	1951
Position(s) with Trust	Trustee, President, Chairman and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2005); Officer and Trustee/Director of 160 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); President and Chief Executive Officer (“CEO”) of LMPFA (since 2006); President and CEO of Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (formerly registered investment advisers) (since 2002); formerly, Chairman, President and CEO, Travelers Investment Adviser Inc. (prior to 2005)
Number of funds in fund complex overseen by Trustee	160
Other board memberships held by Trustee during past five years	Former Trustee, Consulting Group Capital Markets Funds (11 funds) (prior to 2006)
Additional Officers
Ted P. Becker Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Vanessa A. Williams Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1979
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer and Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011); formerly, Assistant Vice President and Senior Compliance Officer of Legg Mason & Co. (2008-2011); formerly, Compliance Analyst of Legg Mason & Co. (2006 to 2008) and Legg Mason & Co. predecessors (prior to 2006)

Legg Mason ClearBridge Small Cap Value Fund	35

Additional Officers cont’d
Robert I. Frenkel Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)
Thomas C. Mandia Legg Mason 100 First Stamford Place, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Assistant Secretary
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Managing Director and Deputy General Counsel of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); Secretary of LMPFA (since 2006); Assistant Secretary of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006); Secretary to SBFM and CFM (since 2002)
Kaprel Ozsolak Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1965
Position(s) with Trust	Chief Financial Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2005); Chief Financial Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007) and Legg Mason & Co. predecessors (prior to 2007); formerly, Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010) and Legg Mason & Co. predecessors (prior to 2005); formerly, Controller of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2004)

36	Legg Mason ClearBridge Small Cap Value Fund

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers cont’d
Albert Laskaj Legg Mason 55 Water Street, New York, NY 10041
Year of birth	1977
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Vice President of Legg Mason & Co. (since 2008); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010); formerly, Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2007); formerly, Accounting Manager of certain mutual funds associated with Legg Mason & Co. predecessors (prior to 2005)
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Mr. Gerken is an “interested person” of the Fund, as defined in the 1940 Act, because of his position with LMPFA and/or certain of its affiliates.

Legg Mason ClearBridge

Small Cap Value Fund

Trustees

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

R. Jay Gerken Chairman

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

ClearBridge Advisors, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank and Trust Company

Co-transfer agents

Boston Financial Data Services, Inc.

2000 Crown Colony Drive

Quincy, MA 02169

BNY Mellon Asset Servicing

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

KPMG LLP

345 Park Avenue

New York, NY 10154

Legg Mason ClearBridge Small Cap Value Fund

The Fund is a separate investment series of Legg Mason Partners Equity Trust, a Maryland statutory trust.

Legg Mason ClearBridge Small Cap Value Fund

Legg Mason Funds

55 Water Street

New York, NY 10041

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) on the Fund’s website at www.leggmason.com/individualinvestors and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Legg Mason ClearBridge Small Cap Value Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;
•	Account balances, transactions, and mutual fund holdings and positions;
•	Online account access user IDs, passwords, security challenge question responses; and
•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;
•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and
•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2011

NOT PART OF THE ANNUAL REPORT

www.leggmason.com/individualinvestors

©2011 Legg Mason Investor Services, LLC Member FINRA, SIPC

FD01745 11/11 SR11-1499

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Jerry A. Viscione possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Mr. Viscione as the Audit Committee’s financial expert. Mr. Viscione is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending September 30, 2010 and September 30, 2011 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $102,100 in 2010 and $72,300 in 2011.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in 2010 and $0 in 2011. These services consisted of procedures performed in connection with the Re-domiciliation of the various reviews of Prospectus supplements, and consent issuances related to the N-1A filings for the Legg Mason Partners Equity Trust.

In addition, there were no Audit-Related Fees billed in the Reporting Period for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Legg Mason Partners Equity Trust (“service affiliates”), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the Reporting Period.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $9,900 in 2010 and $9,900 in 2011. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) and (c) of this Item 4 for the Legg Mason Partners Equity Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Equity Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Equity Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for 2010 and 2011; Tax Fees were 100% and 100% for 2010 and 2011; and Other Fees were 100% and 100% for 2010 and 2011.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Equity Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Equity Trust during the reporting period were $0 in 2011.

(h) Yes. Legg Mason Partners Equity Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant's independence. All services provided by the Auditor to the Legg Mason Partners Equity Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Paul R. Ades

Andrew L. Breech

Dwight B. Crane

Frank G. Hubbard

Howard J. Johnson

David E. Maryatt

Jerome H. Miller

Ken Miller

John J. Murphy

Thomas F. Schlafly

Jerry A. Viscione

b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Equity Trust

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/S/ R. JAY GERKEN
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011

By:	/S/ KAPREL OZSOLAK
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Equity Trust

Date:	November 28, 2011